UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California 94070
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	(650) 802-0400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      Results of Operations and Financial Condition.

On October 28, 2010, Natus Medical Incorporated (the “Company”) is issuing a press release and holding a conference call regarding its financial results for the third fiscal quarter of 2010 ended September 30, 2010 and other financial information.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press release of Natus Medical Incorporated dated October 28, 2010 describing the Company’s results for its third fiscal quarter ended September 30, 2010 and other financial information.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Date:	October 28, 2010	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President Finance and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release of Natus Medical Incorporated dated October 28, 2010 describing the Company’s results for its third fiscal quarter ended September 30, 2010 and other financial information.